UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): November 8, 2024

Marsh & McLennan Companies, Inc.

(Exact Name of Registrant as Specified in its Charter)

Delaware	1-5998	36-2668272
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1166 Avenue of the Americas, New York, NY	10036
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (212) 345-5000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol(s)	Name of exchange on which registered
Common Stock, par value $1.00 per share	MMC	New York Stock Exchange
Indicate by check mark
Chicago Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01	Other Events

On October 30, 2024, Marsh & McLennan Companies, Inc. (the “Company”) entered into an underwriting agreement (attached hereto as Exhibit 1.1 and incorporated herein by reference, the “Underwriting Agreement”) with Citigroup Global Markets Inc., BofA Securities, Inc., Deutsche Bank Securities Inc., HSBC Securities (USA) Inc., J.P. Morgan Securities LLC and Wells Fargo Securities, LLC, as representatives of the several underwriters named therein (the “Underwriters”), pursuant to which the Underwriters agreed to purchase from the Company $950 million aggregate principal amount of its 4.550% Senior Notes due 2027, $1,000 million aggregate principal amount of its 4.650% Senior Notes due 2030, $1,000 million aggregate principal amount of its 4.850% Senior Notes due 2031, $2,000 million aggregate principal amount of its 5.000% Senior Notes due 2035, $500 million aggregate principal amount of its 5.350% Senior Notes due 2044, $1,500 million aggregate principal amount of its 5.400% Senior Notes due 2055 and $300 million aggregate principal amount of its Floating Rate Senior Notes due 2027 (collectively, the “Notes”).

The Notes were registered under the Company’s effective shelf registration statement on Form S-3 (Registration No. 333-280979) under the Securities Act of 1933, as amended, as filed with the Securities and Exchange Commission on July 24, 2024, and were offered by means of the Company’s prospectus dated July 24, 2024, as supplemented by the prospectus supplement dated October 30, 2024.

The Notes were issued on November 8, 2024 pursuant to the Indenture dated July 15, 2011, by and between the Company and The Bank of New York Mellon, as trustee (the “Trustee”), filed as Exhibit 4.1 to the Company’s Quarterly Report on Form 10-Q for the quarter ended June 30, 2011, as supplemented by the Nineteenth Supplemental Indenture (the “Supplemental Indenture”), dated as of November 8, 2024, by and between the Company and the Trustee, which is attached hereto as Exhibit 4.1 and is incorporated herein by reference. The forms of the Notes are attached hereto as Exhibits 4.2 through 4.8, and are incorporated herein by reference. In connection with the closing of the offering of the Floating Rate Senior Notes due 2027, the Company also entered into a calculation agency agreement (the “Calculation Agency Agreement”), dated as of November 8, 2024, with The Bank of New York Mellon, as calculation agent (attached hereto as Exhibit 4.9 and incorporated herein by reference).

The foregoing descriptions of the Underwriting Agreement, the Supplemental Indenture, the Notes and the Calculation Agency Agreement contained herein are summaries and are qualified in their entirety by the Underwriting Agreement, the Supplemental Indenture, the forms of Notes and the Calculation Agency Agreement attached hereto as Exhibits 1.1, 4.1, 4.2 through 4.8 and 4.9, respectively.

A copy of the opinion of Davis Polk & Wardwell LLP, counsel to the Company, relating to the legality of the Notes is filed as Exhibit 5.1 hereto.

Item 9.01	Financial Statements and Exhibits

(d) Exhibits

Exhibit No.	Description

1.1	Underwriting Agreement, dated October 30, 2024, by and among Marsh & McLennan Companies, Inc. and Citigroup Global Markets Inc., BofA Securities, Inc., Deutsche Bank Securities Inc., HSBC Securities (USA) Inc., J.P. Morgan Securities LLC and Wells Fargo Securities, LLC, as representatives of the several underwriters named therein.

4.1	Nineteenth Supplemental Indenture, dated November 8, 2024, between Marsh & McLennan Companies, Inc. and The Bank of New York Mellon, as trustee.

4.2	Form of 4.550% Senior Notes due 2027 (included in Exhibit 4.1 above).

4.3	Form of 4.650% Senior Notes due 2030 (included in Exhibit 4.1 above).

4.4	Form of 4.850% Senior Notes due 2031 (included in Exhibit 4.1 above).

4.5	Form of 5.000% Senior Notes due 2035 (included in Exhibit 4.1 above).

4.6	Form of 5.350% Senior Notes due 2044 (included in Exhibit 4.1 above).

4.7	Form of 5.400% Senior Notes due 2055 (included in Exhibit 4.1 above).

4.8	Form of Floating Rate Senior Notes due 2027 (included in Exhibit 4.1 above).

4.9	Calculation Agency Agreement, dated November 8, 2024, between Marsh & McLennan Companies, Inc. and The Bank of New York Mellon, as calculation agent.

5.1	Opinion of Davis Polk & Wardwell.

23.1	Consent of Davis Polk & Wardwell (included in Exhibit 5.1 above).

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MARSH & McLENNAN COMPANIES, INC.

By:	/s/ Connor Kuratek
Name:	Connor Kuratek
Title:	Deputy General Counsel & Corporate Secretary

Date: November 8, 2024